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                                                                  Exhibit 10.77
                              AGREEMENT IN TRUST

    FOR VALUE RECEIVED, receipt whereof is hereby acknowledged, Waterville Valley Ski Resort, Inc., a Delaware corporation with a place of business in Waterville Valley, New Hampshire (the "Assignor"), hereby assigns, transfers and sets over to American Skiing Company, with a mailing address of P.O. Box 450, Bethel, Maine 04217 (hereinafter referred to as "Assignee"), in trust as security for the Obligations hereinafter referred to, all of its interest, rights and obligations under and by virtue of a Term Special Use Permit No. 4002-01, issued November 27, 1996 for the Waterville Valley Resort, issued to the Assignor by the Forest Service of the United States Department of Agriculture, together with any extensions, supplements, or amendments related to said permit (collectively, the "Forest Service Use Permits").

    This assignment is made in trust to secure the payment of the indebtedness of the Assignor under and with respect to:

    (i) The full and prompt payment and performance when due, whether by acceleration or otherwise, with such interest, commitment fees, prepayment fees and other charges may accrue thereon, either before or after maturity thereof, by Assignor, its successors or assigns ("Borrower") of that certain Note dated as of November 27, 1996, together with any and all renewals, amendments, modifications, consolidations and extensions thereof (the "Note");

    (ii) The full and prompt payment and performance of all the provisions, agreements, covenants and obligations set forth in this Assignment or in the Note or Mortgage and Security Agreement given as security therefor;

    (iii) Any and all additional advances made to preserve, enforce and protect the Property, the security interest created hereby on the Property, or this Assignment and the Note, including, without limitation, taxes, assessments or insurance premiums or for performance of any of the Borrower's obligations under the Note or Mortgage or for any other purpose.

    (Collectively, the "Obligations").

    It is understood and agreed that the Assignee shall not be liable for, nor have any responsibility for, the performance of any of the obligations undertaken, made, or assumed by Assignor under the Forest Service Use Permit, so long as Assignee has not entered into actual possession of Assignee's interest and rights under the Forest Service Use Permit and until such possession, the Assignor shall remain fully responsible and liable for the performance of any and all obligations under the Forest Service Use Permit, and the Assignor hereby agrees to fully conform and comply with all such obligations of the Forest Service Use Permit so long as any of the Obligations secured by this assignment remains outstanding.

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    Further, the Assignor appoints the Assignee as its agent but only for purposes of the Forest Service Use Permit and only effective upon the occurrence of a default or an event of default under the Obligations referred to above.

    Dated as of this 27th day of November, 1996.

                                  WATERVILLE VALLEY SKI
                                  RESORT, INC.


/s/ Christopher E. Howard         By:  /s/ Jeffrey Joyce
-------------------------------        -------------------------------------
Witness                                Name:
                                       Title:


/s/ Illegible Signatory
-------------------------------
Witness


STATE OF MASSACHUSETTS
COUNTY OF SUFFOLK                                              November 27, 1996


    Personally appeared the above-named Jeffrey J. Joyce and acknowledged that he is the duly authorized officer of Waterville Valley Ski Resort, Inc., and being authorized to do so, executed the foregoing instrument for the purpose therein contained as his free act and deed in his said capacity.

                                  Before me,



                                  /s/ Saundra L. O'Malley
                                  -------------------------------------
Saundra L. O'Malley                     Notary Public
Notary Public                                 Print Name
My Commission Expires Feb. 7, 1997      My Commission Expires: